Exhibit 10.24

                      SERIES A PREFERRED STOCK AND WARRANT
                               PURCHASE AGREEMENT

                  This SERIES A PREFERRED STOCK PURCHASE AND WARRANT AGREEMENT (the "Agreement") dated February 24, 2000 is entered into by and between PharmaNetics, Inc., a North Carolina corporation (together with its successors, the "Company"), and the investor set forth on the signature page attached hereto ("Investor").

                  Unless otherwise defined herein, capitalized terms used herein and not defined herein shall have the meanings given to them under the Securities Act of 1933, as amended (the "Securities Act").

                  The parties hereto agree as follows:

                  1. Purchase and Sale. In consideration of and upon the basis of the representations, warranties and agreements and subject to the terms and conditions set forth in this Agreement:

                           a. Investor agrees to purchase from the Company, and
the Company agrees to sell to Investor, on the Closing Date specified in Section 2 hereof, the number of shares of the Company's Series A Preferred Stock (the "Preferred Shares") set forth on the signature page attached hereto for a price per share equal to $100.00 (the "Purchase Price") and a warrant, in the form attached hereto as Exhibit A, to purchase that number of shares of Common Stock of the Company equal to two (2) times the number of the Preferred Shares purchased hereunder (rounded to the nearest whole number) at an exercise price per share equal to one-tenth (1/10th) of the Purchase Price (the "Warrant"). On or before the Closing Date (as defined below), the Company will have authorized the sale and issuance to Investor of the Preferred Shares, having the rights, preferences and privileges set forth in the Articles of Amendment and Restatement attached hereto as Exhibit B (the "Articles of Amendment").

                           b. The term "Conversion Stock" shall mean any shares
of the Company's common stock, no par value per share (the "Common Stock"), issued or to be issued to Investor upon conversion of the Preferred Shares pursuant to the terms of this Agreement and the Articles of Amendment, including shares of Common Stock issued as payment of in-kind dividends, or upon the exercise of the Warrant.

                           c. The Company will use the proceeds from the sale of
the Preferred Shares to fund new product and research development and support working capital needs.

                  2.       Closing.
                           -------

                           a. The closing of the sale of the Preferred Shares
and the Warrant (the "Closing") shall take place on February 25, 2000 upon satisfaction or, if applicable, waiver of the conditions set forth in Sections 6 and 7 hereof, or at such other date and time as the Investor and the Company shall mutually agree (such date and time and any subsequent closing being referred to herein as the "Closing Date").

                           b. At the Closing, the Company shall deliver to
Investor (i) a certificate representing the Preferred Shares that Investor is purchasing and (ii) the Warrant, duly registered on the

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books of the Company in the name of Investor, against payment by Investor of the
Purchase Price by check or wire transfer of immediately available funds.

                           c. The Company may sell up to the balance of the
authorized number of shares of Series A Preferred Stock not sold at the Closing to such purchasers as it shall select, such new purchasers to become parties hereto by executing a signature page hereto.

                  3. Representations and Warranties of the Company. The Company hereby represents and warrants to Investor as follows:

                           a. The Company is a corporation duly organized,
validly existing and in good standing under the laws of the State of North Carolina and has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

                           b. All corporate action on the part of the Company,
its officers and directors necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Preferred Shares and the Warrant being sold hereunder and the Conversion Stock has been taken or will be taken prior to the Closing, and this Agreement constitute a valid and legally binding obligation of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

                           c. The Company is not in violation or default of any
provision of its Articles of Incorporation or bylaws, or of any judgment, order, writ or decree by which it is bound. The Company is not in violation or default in any material respect of any instrument or contract to which it is a party or by which it is bound, or of any provision of any federal or state statute, rule or regulation applicable to the Company, which violation or default would have a material adverse effect on its business or properties. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

                           d. No consent, approval, order or authorization of,
or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except (i) the filing of the Articles of Amendment with the Secretary of State of North Carolina; and (ii) the filing pursuant to Regulation D promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act, which filing will be effected within 15 days of the sale of the Preferred Shares hereunder, or such other post-closing filings as may be required.

                           e. There is no action, suit, proceeding or
investigation pending or, to the Company's knowledge, currently threatened against the Company that questions the validity of this Agreement or the right of the Company to enter into such agreements, or to consummate the transactions
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contemplated hereby, and there is no action, suit, proceeding or public investigation pending or, to the knowledge of the Company, currently threatened against the Company, or against any executive officer or director of the Company which might result, either individually or in the aggregate, in any material adverse change in the business, properties, financial condition or operating results of the Company, as such business is presently conducted.

                           f. The Company has filed all filings with the SEC
under the Securities Act or under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or under the rules and regulations promulgated by the SEC (any such filing, an "SEC Filing") required to be filed by the Company pursuant to such acts and no SEC Filing contained, on the date on which such document was filed with the SEC, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in SEC Filings (including any similar documents filed after the date of this Agreement) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), and fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                           g. There has not been any development that has not
otherwise been publicly disclosed that is reasonably likely to result in any material adverse change in the financial condition or results of operations of the Company.

                           h. Except as disclosed in the SEC Filings and as
contemplated hereby, the Company has not granted or agreed to grant any registration rights, including piggyback rights, pre-emptive, subscription or similar rights to any person or entity, nor has it made any commitments in that regard.

                           i. As of February 17, 2000, the authorized capital
stock of the Company consisted of 1,000,000 shares of Preferred Stock, none of which were issued and outstanding, and 10,000,000 shares of Common Stock, 7,505,681 shares of which were issued and outstanding (the "Preferred Stock" and the "Common Stock" are collectively referred to herein as the "Capital Stock"). All of the issued and outstanding shares of Capital Stock have been duly authorized, validly issued and are fully paid and nonassessable. There has been no change in the capitalization of the Company from February 17, 2000 to the date of this Agreement.

                           j. The Preferred Shares and the Warrant that are
being purchased by the Investor hereunder, when issued, sold or delivered in accordance with the terms hereof, for the consideration expressed herein, and the Conversion Stock, upon issuance in accordance with the terms of the Articles of Amendment, will be duly and validly issued, fully paid and nonassessable and will be free of any liens and encumbrances created by the Company and, subject to the accuracy of the representations of the Investor in this Agreement, will be issued in compliance with all applicable federal and state securities laws.

                           k. The materials delivered to the Investor in
connection with the offer and sale of the Preferred Shares do not contain any untrue statement of a material fact or omit to state any
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material fact required to be stated or necessary to make the statements in such materials not misleading. If at any time prior to the Closing or other termination of this Agreement any event shall occur as a result of which it may be necessary to amend or supplement such materials so that they do not include any untrue fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances then existing, not misleading, the Company will supply the Investor with amendments or supplements correcting such statement or omission. The Company will also provide the Investor any information, documents and instruments which the Company deems necessary to comply with applicable state and federal law.

                           l. The Company owns or possesses all of the patents,
trademarks, service marks, trade names, copyrights, proprietary rights, trade secrets, and licenses or rights necessary for the conduct of the Company's business as conducted and as proposed to be conducted. To the best of the Company's knowledge, the business proposed by the Company will not cause the Company to infringe or violate any of the patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other proprietary rights of any other person or entity.

                           m. The Company is not obligated to pay any finders'
fees, brokerage commissions or similar payments relating to this Agreement or the transactions contemplated hereby, except for commissions and fees payable to Davenport & Company LLC as the Company's placement agent.

                  4. Representations and Warranties of Investor. Investor hereby represents and warrants to the Company on the date hereof, and agrees with the Company (unless otherwise specified as provided in the paragraphs below), as follows:

                           a. Investor understands that no United States federal
or state agency has passed on, reviewed or made any recommendation or endorsement of the Preferred Shares, the Warrant or the Conversion Stock.

                           b. Investor has full power and authority to enter
into this Agreement and such Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and
(ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

                           c. This Agreement is made with Investor in reliance
upon Investor's representation to the Company, which by Investor's execution of this Agreement Investor hereby confirms, that the Preferred Shares to be received by Investor, the Warrant and the Conversion Stock (collectively, the "Securities") will be acquired for investment for Investor's own account, not as a nominee or agent, and not with a present view to the resale or distribution of any part thereof, and that Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Investor further represents that Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

                           d. Investor is an investor in securities of companies
in the development stage and acknowledges that it can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. Investor also represents it has not been organized for the purpose of acquiring the Securities.

                           e. Investor is an "accredited investor" within the
meaning of SEC Rule 501 (a) of Regulation D, as presently in effect and all representations made by Investor in that certain Investor Questionnaire completed by Investor and delivered to the Company are true and correct in all respects as if made on the date hereof.

                           f. Investor understands that the Securities are being
offered and sold in reliance on a transactional exemption from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the applicability of such exemptions and the suitability of the Investor to acquire the Securities.

                           g. Investor understands that the Securities it is
purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances. In this connection, Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

                           h. Without in any way limiting the representations
set forth above, Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by the terms of this Agreement provided and to the extent such terms are then applicable, and:

                                   (1) There is then in effect a Registration
Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                                   (2) (i) Investor shall have notified the
Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in circumstances that require a designation of an entity's status as an "affiliate".

                           i. It is understood that the certificates evidencing
the Securities will bear the following legends:

                  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

                           j. The execution, delivery and performance of this
Agreement and the consummation by Investor of the transactions contemplated hereby do not and will not (i) with respect to Investor's that are entities result in a violation of Investor's charter documents or bylaws or (ii) conflict
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with any material agreement, indenture or instrument to which Investor is a party, or (iii) result in a violation of any order, judgment or decree of any court or governmental agency applicable to Investor or, to the Investor's knowledge, of any law, rule or regulation. Investor is not required to obtain any consent or authorization or any governmental agency in order for it to perform its obligations under this Agreement.

                  5.       Covenants.
                           ---------

                           a. The Company covenants and agrees with Investor as
follows:

                                   (1) For so long as any of the Preferred
Shares are outstanding, and in any case for a period of 40 calendar days thereafter, the Company will undertake best efforts to cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all material respects with its reporting and filing obligations under said act, and will not knowingly and voluntarily take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act or the rules thereunder) to terminate or suspend its reporting and filing obligations under said acts, except as permitted herein. For so long as any of the Preferred Shares are outstanding, and in any case for a period of 40 calendar days thereafter, the Company will use commercially reasonable efforts to continue the listing of trading of its Common Stock on the Nasdaq Stock Market ("Nasdaq") or on a national securities exchange (as defined in the Exchange Act) and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers and Nasdaq. Notwithstanding the foregoing, the provisions of this subsection shall not in any way restrict the Company's ability to negotiate and consummate the consolidation, reorganization or merger of the Company with or into any other corporation or corporations or a sale, conveyance, or other disposition of all or substantially all of the Company's property or business.

                                   (2) For so long as any of the Preferred
Shares and the Warrant are outstanding, the Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for issuance upon conversion of such Preferred Shares or upon exercise of such Warrant, not less than the maximum number of shares of Conversion Stock then so issuable.

                           b. The Investor covenants and agrees with the Company
that (i) neither Investor nor any of Investor's affiliates nor any person acting on its or their behalf will at any time offer or sell any Preferred Shares, the Warrant or any Conversion Stock other than pursuant to registration under the Securities Act or pursuant to an available exemption therefrom, and (ii) that such Investor shall report to the Company sales made pursuant to a registration statement under Section 6 below.

                           c. The covenants contained in this Section 5 shall
terminate upon the consummation of any consolidation, reorganization or merger of the Company with and into any other corporation or corporations or a sale, conveyance or other disposition of all or substantially all of the Company's property or business.

                           d. With a view to making available the benefits of
certain rules and regulations of the SEC that may at any time permit the sale of the restricted securities to the public without registration, the Company agrees to:

                                   (1) Use its best efforts to make and keep
public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                                   (2) Use its best efforts to file with the SEC
in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                                   (3) So long as Investor owns any Preferred
Shares, to furnish to the Investor upon request, a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and of the Securities Act and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as the Investor may reasonably request in availing itself of any rule or regulation of the SEC allowing the Investor to sell any such securities without registration.

                  6.       Registration Rights.

                           a. Registration of Shares. The Company shall file
with the SEC, as promptly as practicable following the Closing, a registration statement under the Securities Act covering the resale to the public by the Investor of the Conversion Stock (the "Registration Statement"). The Company's obligation to register the Conversion Stock shall include any shares of Common Stock issued as an in-kind dividend on the Preferred Shares. The Company shall use its best efforts to cause the Registration Statement to be declared effective by the SEC as soon as practicable after the Closing, but in any event within 120 days following Closing (See Section 6.g for penalties). The Company shall cause the Registration Statement to remain effective until the earlier of two (2) years from the Closing Date or such time as all Conversion Stock may be sold under Rule 144 within a ninety (90) day period (assuming exercise of all Warrants and conversion of all Preferred Shares) or such earlier time as all of the Conversion Stock covered by the Registration Statement has been sold pursuant thereto (the "Registration Period").

                           b. Limitations on Registration Rights.

                                   (1) The Company may, by written notice to the
Investor, suspend (for up to a total of thirty (30) days within any twelve-month period) the Registration Statement after effectiveness and require that the Investor immediately cease sales of shares pursuant to the Registration Statement, in the event and during such period as the Company determines that the existence of any fact or the happening of any event (including without limitation pending negotiations relating to, or the consummation of, a transaction or the occurrence of any other event) would require additional disclosure of material information by the Company in the Registration Statement the confidentiality of which the Company has a business purpose to preserve or which fact or event would render the Company unable to comply with SEC requirements (in either case, a "Suspension Event"). In the case of any Suspension Event occurring prior to and delaying the filing of the Registration Statement, the Company shall be required to keep the Registration Statement effective until the earlier of (x) such time as all of the shares offered thereby have been disposed of in accordance with the intended methods of distribution set forth in the Registration Statement or (y) the period required by Section 6.a above plus an extended period equal to the number of days during which any such suspension was in effect.

                                   (2) If the Company delays or suspends the
Registration Statement or requires the Investor to cease sales of shares pursuant to paragraph (1) above, the Company shall, as promptly as practicable following the termination of the circumstance which entitled the Company to do so, take such actions as may be necessary to file or reinstate the effectiveness of the Registration Statement and/or give written notice to all Investors authorizing them to resume sales pursuant to the Registration Statement. If as a result thereof the prospectus included in the Registration Statement has been amended to comply with the requirements of the Securities Act, the Company shall enclose such revised prospectus with the notice to Investor given pursuant to this paragraph (2), and the Investor shall make no offers or sales of shares pursuant to the Registration Statement other than by means of such revised prospectus.

                           c.       Registration Procedures.

                                   (1) In connection with the filing by the
Company of the Registration Statement, the Company shall furnish to each Investor a copy of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act and such additional copies as are reasonably requested by the Investor.

                                   (2) The Company shall use its best efforts to
register or qualify the Conversion Stock covered by the Registration Statement under the securities laws of such states as the Investor shall reasonably request; provided however that the Company shall not be required in connection with this paragraph (2) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

                                   (3) If the Company has delivered final
prospectuses to the Investor and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Investor and, if requested by the Company, the Investor shall immediately cease making offers or sales of shares under the Registration Statement and return all prospectuses to the Company. The Company shall promptly provide the Investor with revised prospectuses and, following receipt of the revised prospectuses, the Investor shall be free to resume making offers and sales under the Registration Statement.

                                   (4) The Company shall pay the expenses
incurred by it in complying with its obligations under this Section 6, including all registration and filing fees, exchange listing fees, fees and expenses of counsel for the Company, and fees and expenses of accountants for the Company, but excluding (x) any brokerage fees, selling commissions or underwriting discounts incurred by the Investor in connection with sales under the Registration Statement and (y) the fees and expenses of any counsel retained by Investor.

                           d. Requirements of Investor. The Company shall not be
required to include any Conversion Stock in the Registration Statement unless the Investor owning such shares furnishes to the Company in writing such information regarding such Investor and the proposed sale of Conversion Stock by such Investor as the Company may reasonably request in writing in connection with the Registration Statement or as shall be required in connection therewith by the SEC or any state securities law authorities.

                           e. Assignment of Rights. An Investor may assign any
of its rights under this Section 6 in connection with the transfer of some or all of its Preferred Shares or Conversion Stock to any party so long as the transfer complies with the provisions of Section 4 of this Agreement.

                           f.       Indemnification.

                                   (1) To the extent permitted by law, the
Company shall indemnify and hold each Investor, the partners or officers, directors and stockholders of each Investor, legal counsel and accountants for each Investor, any underwriter (as defined in the Securities Act) for such Investor and each person, if any, who controls such Investor or underwriter within the meaning of the Securities

Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in connection with the Registration Statement (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws; and the Company will reimburse each such Investor, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 6.f(l) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Investor, underwriter or controlling person; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Investor or underwriter, or any person controlling such Investor or underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if the Company shall have furnished to the Investor a revised prospectus (by amendment or supplement) which cures the defect giving rise to such loss, claim, damage or liability and if a copy of such revised prospectus (as then amended or supplemented) was not sent or given by or on behalf of such Investor or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person.

                                   (2) To the extent permitted by law, each
selling Investor shall indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter, any other Investor selling securities in such registration statement and any controlling person of any such underwriter or other Investor, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Investor expressly for use in connection with such registration; and each such Investor will reimburse any person intended to be indemnified pursuant to this subsection 6.f(2), for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 6.f(2) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor (which consent shall not be unreasonably withheld), provided that in no event shall any indemnity in the aggregate under this subsection 6.f(2) exceed the gross proceeds from the offering received by such Investor.

                                   (3) Promptly after receipt by an indemnified
party under this Section 6.f of notice of the commencement of any action (including any governmental action), such
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indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6.f, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6.f, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6.f.

                                   (4) If the indemnification provided for in
this Section 6.f is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relevant intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                                   (5) Notwithstanding the foregoing, to the
extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                           g. Payments by the Company. The Company shall use its
best efforts to cause the Registration Statement required to be filed pursuant to Section 6.a hereof to become effective as soon as practicable, but in no event later than the 120th day after the Closing Date (the "Registration Deadline"). If (i) the Registration Statement(s) covering the Conversion Stock required to be filed by the Company pursuant to Section 6.a hereof is not declared effective by the SEC on or before the Registration Deadline, (ii) after the Registration Statement has been declared effective by the SEC and prior to the expiration of the Registration Period, sales of all the Registrable Securities cannot be made pursuant to the Registration Statement or (iii) the Common Stock is not listed or included for quotation on the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange, the America stock Exchange, the OTC Bulletin Board, or such other exchange or market as the Company may designate and qualify under as its principal exchange at any time during the Registration Period, then the Company will make payments to the Investor in such amounts and at such times as shall be determined pursuant to this Section 6.g as liquidated damages to the Investor by reason of any such delay in or reduction of their ability to sell the Conversion Stock. The Company shall pay to each holder an amount equal to (i) the Purchase Price of the Preferred Shares then held by such holder (and, in the case of holders of Conversion Stock, the Purchase Price of Preferred Shares from which such Conversion Stock was converted) (in each case, the "Aggregate Share Price"), multiplied by (ii) one percent, multiplied by (iii) the sum of (x) the number of months (pro rated for partial months) after the Registration Deadline and prior to the date the Registration Statement filed pursuant to Section 6.a is declared effective by the SEC, plus (y) the number of months (prorated for partial months) prior to the expiration of the Registration Period that sales of all the Registrable Securities cannot be made pursuant to the Registration Statement after the Registration Statement has been declared effective (including, without limitation, when sales cannot be made by reason of the Company's failure to properly supplement or amend the prospectus included therein in accordance with the terms of this Agreement or otherwise); provided, however, that there shall be excluded from each such period any delays which are solely attributable to (i) the Investor's failure to timely provide information to the Company in accordance with Section 6.d hereof, or (ii) changes required by the Investor in the Registration Statement with respect to information relating to the Investor, including, without limitation, changes to the plan of distribution. For example, if the Registration Statement is not effective by the Registration Deadline, the Company would pay $10,000 for each $1,000,000 of Aggregate Share Price for each month after the Registration Deadline until the Registration Statement becomes effective (prorated for partial months). Such amount shall be paid in cash with fifteen days after the end of each period that gives rise to such obligation. If any such payments of cash are not timely made, each Investor holding Preferred Shares can elect to add the amount of such payments to the stated value of the Preferred Stock then held by such Investor and such amounts shall thereafter be convertible into Common Stock at the "Conversion Price" (as defined in the Articles of Amendment).

                  7. Conditions Precedent to Investor's Obligations. The obligations of Investor under subsection 1.a of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, unless expressly waived in writing by the Investor:

                           a. The representations and warranties of the Company
contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing, except for representations and warranties made as of a particular date, which shall be true and correct as of such date.

                           b. The Company shall have performed and complied with
all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

                           c. The President of the Company shall deliver to
Investor at the Closing a certificate stating that the conditions specified in Sections 7.a and 7.b have been fulfilled and stating that there shall have been no material adverse change in the business, affairs, operations, properties, assets or financial condition of the Company since the date of this Agreement.

                           d. The Company shall have caused the Articles of
Amendment to be filed with the Secretary of State of the State of North Carolina in accordance with the laws thereof.

                           e. No statute, rule, regulation, executive order,
decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                           f. The Company shall have delivered to Investor a
certificate representing the Preferred Shares, duly registered on the books of the Company in the name of the Investor.

                           g. The Company shall have delivered to Investor the
Warrant.

                           h. Investor shall have received from Wyrick Robbins
Yates & Ponton LLP, counsel for the Company, an opinion, dated as of the Closing Date, in form and substance reasonably satisfactory to counsel for the Davenport & Company LLC.

                  8. Conditions Precedent to the Company's Obligations. The obligations of the Company to Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by the Investor, unless expressly waived in writing by the Company:

                           a. The representations and warranties of the Investor
contained in Section 4 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing, except for representations and warranties made as of a particular date, which shall be true and correct as of such date.

                           b. The Investor shall have performed and complied
with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

                           c. No statute, rule, regulation, executive order,
decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                           d. The Investor shall have delivered the aggregate
Purchase Price for the Preferred Shares and the Warrant.

                  9. Fees and Expenses. Each of Investor and the Company agrees to pay its own expenses incident to the performance of its obligations hereunder, including, but not limited to the fees, expenses and disbursements of such party's counsel, except as is otherwise expressly provided in this Agreement.

                  10. Survival of the Representations, Warranties, etc. The respective representations, warranties, and agreements made herein by or on behalf of the parties hereto shall remain in full force and effect for a period of two years from the Closing Date, regardless of any investigation made by or on behalf of the other party to this Agreement or any officer, director or employee of, or person controlling or under common control with, such party and will survive delivery of and payment for the Preferred Shares and any Conversion Stock issuable hereunder.

                  11.      Termination.

                           a. This Agreement may be terminated and the
transactions contemplated by this Agreement may be abandoned at any time prior to the Closing as follows:

                                   (i) by mutual written consent of the Company
and the Investor; or

                                   (ii) by either the Company or the Investor if
the Closing shall not have occurred on or before April 30, 2000 (the "Termination Date"); provided, however, that the right to terminate this Agreement under this Section 11 shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before the Termination Date.

                           b. In the event of termination of this Agreement by
either the Company or Investor as provided in this Section 11, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of the Company or Investor, other than the provisions of this Section 11 and Section 13, and except to the extent that such termination results from the willful and material breach by a party of any of its representations, warranties, covenants or agreements set forth in this Agreement.

                  12. Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon delivery by confirmed facsimile or reliable international courier service or upon personal delivery to the party to be notified.

                  13.      Miscellaneous.

                           a. This Agreement may be executed in one or more
counterparts and it is not necessary that signatures of all parties appear on the same counterpart, but such counterparts together shall constitute but one and the same agreement.

                           b. This Agreement shall inure to the benefit of and
be binding upon the parties hereto, their respective successors and assigns.

                           c. This Agreement shall be governed by, and construed
in accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.

                           d. The provisions of this Agreement are severable,
and if any clause or provision hereof shall be held invalid, illegal or unenforceable in whole or in part, such invalidity or unenforceability shall not in any manner affect any other clause or provision of this Agreement.

                           e. The headings of the sections of this document have
been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

                           f. This Agreement (including the terms and conditions
of the Articles of Amendment relating to the Preferred Shares) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter of this Agreement and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

                           g. The term "affiliate" is used herein as defined in
Rule 144(a)(1) under the Securities Act.

                           h. Except as otherwise expressly set forth in this
Agreement, the observance of any term of this Agreement may be waived (either generally or in a particular in-stance and either retroactively or prospectively), with the written consent of the Company and the Investor.

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, all as of the day and year first above written.



                                                      PHARMANETICS, INC.


                                                      By:______________________
                                                      Name:  John P. Funkhouser
                                                      Title: President and CEO

No. of Preferred Shares                           INVESTOR
                        --------------------



                                                      __________________________
                                                              (Print Name)

                                                      By:_______________________
                                                      Name:
                                                      Title: